UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

EPIMMUNE INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19591	33-0245076
(Commission File No.)	(IRS Employer Identification No.)

5820 Nancy Ridge Drive
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 860-2500

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

On March 30, 2004, Epimmune issued a press release regarding the assignment by the Company’s corporate partner, Genencor International, Inc., of its rights under the collaboration between the parties to Innogenetics NV. A copy of the press release issued by the Registrant dated March 30, 2004 is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Press Release of Epimmune Inc. dated March 30, 2004.

99.2	Press Release of Epimmune Inc. dated March 30, 2004.

Item 12. Results of Operations and Financial Condition.

     On March 30, 2004, Epimmune Inc. issued a press release announcing financial results for the period ended December 31, 2003. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

In accordance with general instruction B.6 of Form 8-K, the information in this item, including Exhibit 99.2, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIMMUNE INC.

Dated: March 30, 2004	By:	/s/ Robert De Vaere

Robert De Vaere Vice President, Finance and Chief Financial Officer (Principal Accounting Officer and Officer duly authorized to sign this report on behalf of the Registrant)

INDEX TO EXHIBITS

99.1	Press Release of Epimmune Inc. dated March 30, 2004.

99.2	Press Release of Epimmune Inc. dated March 30, 2004.